UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-222231	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Nuveen Global Cities REIT, Inc. (the “Company” or “NREIT”) previously filed a Current Report on Form 8-K, filed on June 18, 2018, disclosing the acquisition of the property known as 2282 and 2300 Defoor Hills (“Defoor Hills”) on June 15, 2018.

This Amendment to the Current Report on Form 8-K, filed on June 18, 2018, is being filed solely to provide the required audited and unaudited combined statements of revenues and certain expenses under Rule 3-14 of Regulation S-X with respect to Defoor Hills acquired by the Company.  Additionally, this report presents the required pro forma financial information reflecting the impact of the Defoor Hills transaction on the Company.  The Company intends to make an election to be treated as a real estate investment trust for federal income tax purposes beginning with the taxable year ending December 31, 2018 and as such, the estimated taxable operating results are excluded from this report.

The Company’s results with respect to this acquisition may be materially different from those expressed in this report due to various factors, including but not limited to those discussed in the Company’s Registration Statement on Form S-11 (File No. 333-222231), as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of Real Estate Acquired

•	Independent Auditors’ Report;
•	Audited combined statement of revenues and certain expenses for Defoor Hills for the year ended December 31, 2017; and
•	Unaudited combined statement of revenues and certain expenses for Defoor Hills for the three months ended March 31, 2018

(b) Pro forma financial information.

•	Unaudited pro forma condensed consolidated balance sheet at March 31, 2018;
•	Unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2018; and
•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2017.

Item 9.01 (a)

INDEPENDENT AUDITORS’ REPORT

To the Owners

Nuveen Global Cities REIT, Inc.

Report on the Financial Statement

We have audited the accompanying combined statement of revenues and certain expenses of 2282 and 2300 Defoor Hills Rd (the “Properties”) for the year ended December 31, 2017, and the related notes to the combined statement of revenues and certain expenses.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.
Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses, described in Note 2, of the Properties for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and it is not intended to be a complete presentation of the Properties’ combined revenues and certain expenses. Our opinion is not modified with respect to that matter.

/s/ Marcum llp

Marcum llp

Roseland, NJ

July 20, 2018

2282 AND 2230 DEFOOR HILLS RD

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2017

AND THE THREE MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

	Three Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	December 31, 2017
Revenues
Rental revenue	$532,437	$78,080
Parking income	-	12,550
Tenant reimbursements	104,704	8,424

Total Revenues	637,141	99,054

Certain Expenses
General and administrative	30,238	100,899
Repairs and maintenance	12,089	60,456
Utilities	24,265	62,074
Real estate taxes and insurance	36,725	141,023

Total Certain Expenses	103,317	364,452

Revenues in Excess of Certain Expenses
(Certain Expenses in Excess of Revenues)	$533,824	$(265,398)

The accompanying notes are an integral part of the combined statements of revenues and certain expenses.

2282 AND 2230 DEFOOR HILLS RD

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2017 AND

THE THREE MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

Note 1 – Organization and Description of Business

The accompanying combined statements of revenues and certain expenses include the operations of 2282 and 2300 Defoor Hills Rd (the “Properties”), which consist of two office properties, with approximately 91,000 (unaudited) square feet of rentable space, located in Atlanta, GA:

PROPERTY	ADDRESS	RBA (SF)
2282 Defoor Hills	2282 Defoor Hills Rd, Atlanta, GA	30,060
2300 Defoor Hills	2300 Defoor Hills Rd, Atlanta, GA	60,760
		90,820

On May 15, 2018, THRE Global Investments LLC (the “Buyer”) entered into a purchase and sale agreement with SHW Wyatt Defoor Hills LLC and SWH Wyatt 2282 Defoor Hills LLC (collectively the “Seller”) to acquire the Properties for a purchase price of $34.6 million. On June 15, 2018, the Buyer assigned its right, title and interest in and to the purchase and sale agreement to NR Defoor Hills LLC (the “Company”).

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying combined statement of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses to be incurred in the future operations of the Properties, have been excluded. Such excluded items include depreciation and amortization, related party fees, management fees, and non-recurring professional fees.

Interim Unaudited Information

The statement of revenues and certain expenses for the three-months ended March 31, 2018 is unaudited. In the opinion of the Company, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with Rule 3-14 of Regulation S-X as described above. All such adjustments are of a normal recurring nature.

Use of Estimates

The preparation of a financial statement in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reporting and disclosure of revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue Recognition

Rental revenue includes base rents that each tenant pays in accordance with the terms of its respective lease and is reported on a straight-line basis over the non-cancellable term of the lease which includes the effects of rent steps and rent abatements, if any, under the leases. The Company commences rental revenue recognition when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use.

Tenant reimbursements related to reimbursements of common area maintenance, insurance and real estate taxes are recognized as revenue in the period the applicable expenses are incurred.

2282 AND 2230 DEFOOR HILLS RD

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2017 AND

THE THREE MONTHS ENDED MARCH 31, 2018 (UNAUDITED)

Note 3 – Minimum Future Lease Rentals

As of March 31, 2018, the Properties lease space to three tenants under leases expiring on various dates through May 2030.  Approximate future minimum operating lease payments to be collected under non-cancelable leases, excluding other lease payments that are not fixed and determinable, in effect as of March 31, 2018, are as follows by year:

2018	$377,000
2019	1,936,000
2020	2,064,000
2021	2,121,000
2022	2,179,000
Thereafter	16,223,000

Total	$24,900,000

Note 4 – Concentration of Credit Risk

For the year ended December 31, 2017 and for the three months ended March 31, 2018 (unaudited), one tenant contributed to 100% and 89%, respectively of the rental revenue for the Properties.

Note 5 – Subsequent Events

The Company has evaluated events and transactions for potential recognition or disclosure through July 20, 2018, the date the financial statement was available to be issued.

Item 9.01(b)

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

On June 15, 2018, the Company completed the acquisition of the property known as Defoor Hills.  The Company funded the acquisition with cash on hand. Defoor Hills is a 90,820 square foot adaptive reuse/creative office project built in 1970 and redeveloped in 2017. Defoor Hills is 100% leased to three tenants with a weighted average lease term of 11 years.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2018 is presented as if the Defoor Hills acquisition was completed on March 31, 2018.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2018 and for the year ended December 31, 2017, are presented as if the Defoor Hills acquisition was completed on January 1, 2017.

The following unaudited pro forma condensed consolidated financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC.  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements of the Company and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 and Special Report on Form 10-K for the year ended December 31, 2017.  The unaudited pro forma balance sheet and income statements are not necessarily indicative of what the actual financial position and operating results would have been had the Defoor Hills acquisition occurred on March 31, 2018 and January 1, 2017, respectively, nor are they indicative of future operating results of the Company.

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2018

(Unaudited, in thousands, except share and per share data)

	NREIT	Defoor Hills		NREIT
	Historical	Acquisition		Total
Assets
Investments in real estate, net	$114,021	$30,071	(a)	$144,092
Investments in real estate-related securities, at fair value	20,218	-		20,218
Cash and cash equivalents	60,861	(33,720)	(b)	27,141
Intangible assets, net	6,359	3,737	(a)	10,096
Other assets	578	-		578
Total assets	$202,037	$88		$202,125
Liabilities and Equity
Accounts payable, accrued expenses, and other liabilities	$2,762	$88	(c)	$2,850
Due to affiliates	3,383	-		3,383
Intangible liabilities, net	234	-		234
Total liabilities	$6,379	$88		$6,467

Equity
Common stock - Class N shares, $0.01 par value per share, 100,000,000 shares authorized, 20,000,000 shares issued and outstanding at March 31, 2018	200	-		200
Additional paid-in capital	197,301	-		197,301
Accumulated deficit	(1,843)	-		(1,843)
Total equity	195,658	-		195,658
Total liabilities and equity	$202,037	$88		$202,125

(a)

Represents the purchase price of the Defoor Hills acquisition, including transactions costs, as if the transaction was completed as of March 31, 2018.  The Company determined this acquisition was an asset acquisition in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and allocated the total purchase price to the assets acquired based on relative fair value.  The following table details the allocation of the Defoor Hills purchase price:

	March 31, 2018	Useful Lives
Building and building improvements	$25,600	5 - 40 years
Land and land improvements	4,471	15 years
In-place lease intangibles	1,965	5 - 12 years
Other intangibles	1,772	Less than 1 - 12 years
Total purchase price	$33,808

(b)	The Defoor Hills acquisition was funded using the Company’s cash on hand.

(c)	Represents credits provided to the Company at closing related to the proration of property taxes ($51) and adjustments for prepaid rent and security deposits ($37).

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2018

(Unaudited, in thousands, except share and per share data)

	NREIT	Defoor Hills		Pro Forma		NREIT
	Historical	Acquisition		Adjustments		Pro Forma
Revenues
Rental revenue	$2,268	$532	(a)	$-		$2,800
Tenant reimbursement income	554	105	(a)	-		659
Total revenues	2,822	637		-		3,459
Expenses
Rental property operating expenses	966	73	(a)(b)	-		1,039
General and administrative expenses	1,691	30	(a)	-		1,721
Advisory fee	295	-		-		295
Depreciation and amortization	1,773	-		278	(c)	2,051
Total expenses	4,725	103		278		5,106
Other income
Income from real estate-related securities	388	-		-		388
Total other income	388	-		-		388
Net loss	$(1,515)	$534		$(278)		$(1,259)

Net loss per share of common stock - basic and diluted	$(0.08)					$(0.07)
Weighted-average shares of common stock outstanding, basic and diluted	18,148,333					18,148,333

(a)	Represents the operating results attributable to Defoor Hills for the three months ended March 31, 2018.

(b)	The following table details the rental property operating expenses for Defoor Hills for the three months ended March 31, 2018:
Defoor Hills
Repairs and maintenance	$12
Utilities	24
Real estate taxes and insurance	37
Total	$73

(c)

Represents depreciation and amortization expense for the Defoor Hills assets for the three months ended March 31, 2018.  The Company records depreciation and amortization on a straight-line basis.  The following table details the depreciation and amortization expense for the three months ended March 31, 2018:

Defoor Hills
Depreciation expense	$190
Amortization expense	88
Total	$278

Nuveen Global Cities REIT, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(Unaudited, in thousands, except share and per share data)

	NREIT	Defoor Hills		Pro Forma		NREIT
	Historical (a)	Acquisition		Adjustments		Pro Forma
Revenues
Rental revenue	$374	$78	(b)	$-		$452
Tenant reimbursement and parking income	16	21	(b)	-		37
Total revenues	390	99		-		489
Expenses
Rental property operating expenses	175	263	(b)(c)	-		438
General and administrative expenses	238	101	(b)	-		339
Advisory fee	44	-		-		44
Depreciation and amortization	261	-		1,110	(d)	1,371
Total expenses	718	364		1,110		2,192
Net loss	$(328)	$(265)		$(1,110)		$(1,703)

Net loss per share of common stock - basic and diluted	$(0.30)					$(1.55)
Weighted-average shares of common stock outstanding, basic and diluted	1,099,405					1,099,405

(a)

Historical financial information obtained from NREIT’s 2017 Special Report on Form 10-K.  As noted in the Special Report, NREIT was formed on May 1, 2017 and subsequently capitalized on May 19, 2017. The Company’s real estate operations did not commence until December 2017.

(b)	Represents the operating results attributable to Defoor Hills for the year ended December 31, 2017.

(c)	The following table details the rental property operating expenses for Defoor Hills for the year ended December 31, 2017:

Defoor Hills
Repairs and maintenance	$60
Utilities	62
Real estate taxes and insurance	141
Total	$263

(d)

Represents depreciation and amortization expense for the Defoor Hills assets for the year ended December 31, 2017.  The Company records depreciation and amortization on a straight-line basis.  The following table details the depreciation and amortization expense for the year ended December 31, 2017:

Defoor Hills
Depreciation expense	$760
Amortization expense	350
Total	$1,110

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: July 20, 2018	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer